j2 Global Communications

www.j2global.com

Investor Presentation

(Based upon First Quarter 2003 results)

April 2003

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slides entitled "Tax Considerations" and "2003 Financial Guidance". These forward-looking statements are based on management's current expectations or beliefs as of April 21, 2003 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

- Future operating results
- Subscriber growth and retention
- Earnings growth and expectations
- New products, services and features
- Corporate spending
- Liquidity
- Network capacity and coverage
- Regulatory developments
- Taxes

All information in this presentation speaks as of April 21, 2003 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth in our customer base, revenue or profitability
- Competition in price, quality, features and geographic coverage
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desirable locations
- Enactment of burdensome telecommunications or Internet regulations
- Reduced use of fax services due to increased use of email or widespread adoption of digital signatures
- Limitations on the usability of our federal and state net operating loss carry-forwards
- Inadequate intellectual property protection or violations of third party intellectual property rights
- System failures or breach of system or network security
- Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic
- Inability to adapt to technological change, or third party development of new technologies superior to ours
- Inaccurate forecast of customer preferences
- Loss of services of executive officers and other key employees
- Loss of third party suppliers and marketing relationships
- Other factors set forth in our Annual Report on Form 10K filed on 3/31/03 and the other reports filed by us from time to time with the SEC

j2 Global delivers business critical communication and messaging services to individuals and corporations throughout the world.

jfax.com

eFax™ Corporate

Consensus™

eFax™

j2 jConnect

PaperMaster2002

What we do...


Inbound (Receive)
Fax
Voicemail
1,000+ Cities Worldwide
Proprietary IP Control Structure
j2 Message Bus
Internet
Subscriber
Network Management
Tracking
Billing
Customer Care
Security
Outbound (Send)
Create a document
Subscriber
Internet
j2 Message Bus
Proprietary IP Control Structure

Unique Assets

4.6 million subscribed phone numbers

Global advanced messaging network

- 1,000+ cities in 18 countries on 5 continents
- 5.8MM+ unique telephone numbers (DIDs) worldwide

Patented technology

- 5 issued U.S. Patents, with 9 Patents pending

Expertise

- Telecom, messaging, Internet, Web-marketing, direct sales, transaction processing
- Customer migration from Free → Paid → Corporate

Strong financial position

- Q1 Revenue: $15.2 MM   Q1 GAAP Earnings: $5.0 MM
- Financial growth
  - 24 consecutive quarters of revenue growth
  - 5 consecutive quarters of GAAP Earnings
  - $38.7 MM of cash *and growing* / Virtually debt free

Market Sizes

Fax

- Estimated multi-billion dollar annual spend on transmission costs worldwide, of which approximately one-half is estimated to be for the inbound receipt of faxes
- j2 Global is estimated to have 40%+ of the "inbound fax supplier market" (i.e. fax-to-email)

Voicemail

- 76MM+ enterprise voicemail boxes in use at end of 2000
- Significant outsource service opportunity

Conferencing Services

- Estimated at more than $2B in 2000
- Expected to approach $14B worldwide by 2005

Source: Davidson Consulting, "Messaging Services 2001-2006", 2002; Peter Davidson; Dataquest/Gartner, Inc.

Sales Channels

Web

- Target individual users
- Targeted marketing over the Web
- Use of Web-based marketing tools

www.eFax.com

www.j2.com

Corporate

- Direct sales force to SMEs and large corporations
- TeleSales to smaller businesses
- Resellers

www.j2Corporate.com

Licensed Services

- Opportunistically license j2 Global's intellectual property and know how
- PaperMaster license fees
- Royalty revenue from non-core assets

Significant interdependency between Sales Channels

Corporate Channel Vertical Markets

- Financial institutions
- Law firms & corporate legal departments
- Real estate
- Hospitality
- Medical
- Government
- Remote workers & "road warriors"

Critical Features

- Digitization (paper reduction)
- Security
- Privacy
- Efficiency
- Cost

Active Telephone Numbers (DIDs)



Paid Telephone Numbers (DIDs)
310,000
290,000
270,000
250,000
230,000
210,000
190,000
170,000
150,000
130,000

	12/31/2001	3/31/2002	6/30/2002	9/30/2002	12/31/2002	3/31/2003
Corporate	20,000	23,265	28,480	34,480	43,331	48,727
Web Paid	170,000	183,844	197,996	212,001	226,863	256,242
TOTAL PAID DIDs	190,000	207,109	226,476	246,482	270,194	304,969
Free	4.2 MM	4.3 MM	4.3 MM	4.3 MM	4.0 MM	4.3 MM
TOTAL ACTIVE DIDs	4.4 MM	4.5 MM	4.5 MM	4.6 MM	4.3 MM	4.6 MM

Metrics

	Q1 '02	Q2 '02	Q3 '02 (1)	Q4 '02 (1)	Q1 '03 (1)
Paid Web Channel					
Number of Deployed DIDs	183,844	197,996	212,001	226,863	256,242
Net DID Additions	13,844	14,152	14,005	14,862	29,379
ARPU / Month	$12.79	$13.13	$13.42	$13.62	$13.79
Corporate Channel					
Number of Deployed DIDs	23,265	28,480	34,480	43,331	48,727
Net DID Additions	3,265	5,215	6,000	8,851	5,396
Number of Accounts	858	1,014	1,219	1,257	1,454

(1) During the quarter, certain low-revenue accounts were reclassified from the Corporate channel to the Web channel to better reflect how these accounts are managed.

Global Network Presence


j2 Global Network
Asia/Pacific
The Americas
Europe

1,000+ cities in 18 countries on 5 continents

• to be deployed

Product Roadmap


IP
Fax
Document
Management
Voice
Services
Unified
Messaging
& Comm.
Services

IP Fax

- Inbound Fax to Email
- Outbound Fax via Email
- Fax broadcasting
- Secure fax

- OCR
- Fax storage/archive
- New notification methods

Document Management

- ProtoFax®
- Messenger
- HotSend®
- PaperMaster98/02®

- PaperMaster 2003
- Messenger 2003

Voice Services

- Inbound VM to Email
- Voicemail management
- Telephone access
- Web-based Conference Calling

- Enhanced voicemail
- Find me/Follow me
- Call screening
- Voicemail interrupt
- Collaboration

Unified Messaging & Comm. Services

- Integrated Email, voicemail & fax services

- "Instant Messaging" integration
- Internet access

Legend: ■ -Currently offered (blue) ■ -Future opportunities (black)

Financial Highlights

Historical Revenue Growth


(Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
24 consecutive quarters
of revenue growth
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03

Quarterly Revenue

	2002				2003
	Q1	Q2	Q3	Q4	Q1
Subscriber	$9,370	$10,427	$11,551	$12,956	$14,454
Quarter-to-Quarter Growth	12.1%	11.3%	10.8%	12.2%	11.6%
Advertising	827	705	783	715	612
Quarter-to-Quarter Growth	-7.7%	-14.8%	11.1%	-8.7%	-14.4%
Licensed Srvs & Other	183	174	169	354	142
Total Revenue	$10,380	$11,306	$12,503	$14,025	$15,208
Quarter-to-Quarter Growth	8.4%	8.9%	10.6%	12.2%	8.4%

Quarterly Revenue by Channel

	2002				2003
	Q1	Q2	Q3 (1)	Q4 (1)	Q1 (1)
Web	$7,733	$8,292	$9,031	$9,844	$10,761
Quarter-to-Quarter Growth	6.9%	7.2%	8.9%	9.0%	9.3%
Corporate	2,464	2,840	3,303	3,827	4,306
Quarter-to-Quarter Growth	22.0%	15.3%	16.3%	15.9%	12.5%
Licensed Services	166	159	160	185	89
Other	17	15	9	169	52
Total Revenue	$10,380	$11,306	$12,503	$14,025	$15,208
Quarter-to-Quarter Growth	8.4%	8.9%	10.6%	12.2%	8.4%

(1) During the quarter, certain low-revenue accounts were reclassified from the Corporate channel to the Web channel to better reflect how these accounts are managed.

j2 Global

Cost Trends



$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
(Millions)
G&A
COGS
Sales & Marketing*
Engineering
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03

*In Q4 2002, excludes a one-time recovery of a marketing payment of $694,000

Earnings & Free Cash Flow


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
(Millions)
(1)
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
GAAP Net Earnings
Free Cash Flow (2)

(1) Includes a one-time recovery of a marketing payment of $694,000.

(2) Net cash provided by operating activities, less purchases of FF&E. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

	Q1 '02	Q2 '02	Q3 '02	Q4 '02	Q1 '03
Net cash provided by operating activities	1.740	3.658	4.631	6.327	5.308
Purchases of FF&E	(0.546)	(0.751)	(0.483)	(1.049)	(0.300)
Free Cash Flow	1.194	2.907	4.148	5.278	5.008

Tax Considerations

Federal Net Operating Loss (NOL)

- Approx. $50MM available to off-set future taxes
- As of March 31, 2003, an estimated $41MM is available

California Taxes

- State suspended use of NOL retroactive to tax-year 2002 and continuing through tax-year 2003
- Company expects to incur, for financial reporting purposes, up to 5% effective tax rate for fiscal 2003
- As of March 31, 2003, an estimated $43MM of the NOL is available for state tax purposes

2003 Financial Guidance

(Revised 4/21/03)

	Q2 2003	Year-End 2003
Revenue	**$16.3MM**	**$66.0 – $69.0MM**
Net Earnings Per Share (1)	**$0.43**	**$1.70 – $1.85**

(1) Assumes fully diluted shares of 12,595,775 as of April 14, 2003

Recent Events

- Re-launched eFax Free in the United Kingdom
- Introduced Consensus™, our stand-alone audio conference calling service (www.consensus.com)
- Released a new version of Messenger™, now providing "client matter codes" (particularly valuable to the legal and consulting professions)
- j2 Global's network now provides local numbers in more than 1,000 locations in 18 countries worldwide
- Substantially completed the 2003 hiring plan for Corporate Sales Account Managers

j2™
Global